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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: APRIL 18, 2002

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   MARYLAND                    0-2525                       31-0724920
---------------       ---------------------------           ----------
(STATE OR OTHER       (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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ITEM  5.  OTHER EVENTS.

         On April 18, 2002, Huntington Bancshares Incorporated ("Huntington") issued a news release announcing its earnings for the first quarter and three months ended March 31, 2002. The information contained in the news release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference. Huntington also presented this information during a conference call which was available via Internet Webcast. The presentation materials are attached at Exhibits 99.2 and 99.3 to this report, and are incorporated herein by reference.

         The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in Item 1 of Huntington's Annual Report on Form 10-K for the year ended December 31, 2001, and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report. Huntington assumes no obligation to update any forward-looking statement.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit 99.1 News release of Huntington Bancshares Incorporated, dated
                      April 18, 2002.

         Exhibit 99.2 Presentation Transcript of April 18, 2002.

         Exhibit 99.3 Presentation Materials, dated April 18, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HUNTINGTON BANCSHARES INCORPORATED


Date:    April 24, 2002               By:      /s/ Michael J. McMennamin
                                         --------------------------------
                                        Michael J. McMennamin, Vice Chairman,
                                        Chief Financial Officer, and Treasurer

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                                  EXHIBIT INDEX

Exhibit No.                 Description

Exhibit 99.1      *         News release of Huntington Bancshares Incorporated,
                            dated April 18, 2002.

Exhibit 99.2      *         Presentation Transcript of April 18, 2002.

Exhibit 99.3      *         Presentation Materials, dated April 18, 2002.


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* Filed with this report.